Supplement dated August 15, 2025

to the Prospectuses, Initial Summary Prospectuses, and Updating Summary Prospectuses dated April 28, 2025, for:

C.M. Life Electrum SelectSM
Issued by C.M. Life Insurance Company

Strategic Group Variable Universal Life®
Strategic Group Variable Universal Life® II
Issued by Massachusetts Mutual Life Insurance Company

and the Prospectus and Updating Summary Prospectus dated April 28, 2025, for:

MassMutual ElectrumSM
Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses (“Prospectuses”):

•	Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund will be renamed Invesco V.I. International Growth Fund. All references in the Prospectuses to Invesco Oppenheimer V.I. International Growth Fund will be replaced with Invesco V.I. International Growth Fund.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office:

Executive Group Life – Strategic Group Variable Universal Life® and Strategic Group Variable Universal Life® II	(800) 548-0073 8 a.m.–5 p.m. Eastern Time
Institutional Insurance – C.M. Life Electrum SelectSM and MassMutual ElectrumSM	(800) 665-2654 8 a.m.–5 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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